UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

Innoveren Scientific, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 W4th St., Ste 223, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(844) 633-6839

201 E Kennedy Blvd, Suite 700 Tampa, FL, 33602

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 18, 2024, Innoveren Scientific, Inc. (the “Company”), received notice that Frazier & Deeter, LLC, (“Frazier & Deeter”) resigned as the Company’s independent registered public accounting firm of effective immediately, and Frazier & Deeter’s resignation was accepted by the audit committee of the Board of Directors of the Company (the “Board”). The Company is currently in the process of finding a successor independent registered public accounting firm in the hope that the Company’s financial statements can be completed with as little delay as possible.

During the fiscal year ended December 31, 2021 and 2022, and the quarterly periods through September 30, 2023, there were no (i) disagreements between the Company and Frazier & Deeter on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, any of which, if not resolved to Frazier & Deeter’s satisfaction, would have caused Frazier & Deeter to make reference thereto in its audit report on the financial statements of the Company for such period, or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. Frazier & Deeter’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than a going concern opinion regarding the Company’s ability to continue as a going concern. The Company will authorize Frazier & Deeter to respond fully to the inquiries of the successor independent registered public accounting firm, which has yet to be selected.

The Company provided Frazier & Deeter with a copy of this disclosure before its filing with the SEC. The Company requested that Frazier & Deeter provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. That letter is attached hereto as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16.1	Letter from Frazier & Deeter, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innoveren Scientific, Inc.

Date: June 25, 2024	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer